UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 1, 2005

                   Long Island Physicians Holdings Corporation
             (Exact name of registrant as specified in its charter)

          New York                      0-27654-NY                11-3232989
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                      ONE HUNTINGTON QUADRANGLE SUITE 4C-01
                               MELVILLE, NY 11747
               (Address of principal executive offices) (Zip Code)

                                 (631) 454-1900
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

The following information pertains to a change in Registrant's Certifying Accountant.

(a) Registrant and its majority-owned subsidiary, MDNY Healthcare, Inc. ("MDNY"), have dismissed PriceWaterhouseCoopers LLP ("PWC"), the independent accountant that was previously engaged as the principal accountant to audit the financial statements of Registrant and MDNY.

(i) PWC was dismissed effective November 1, 2005.

(ii) PWC's report on the consolidated financial statements of Registrant and MDNY as of December 31, 2004 and for the year then ended were prepared assuming that the Registrant and MDNY will each continue as a going concern.

(iii) The change in accountants was approved by the Executive Committee of the Registrant and the Board of MDNY.

(iv) During the Registrant's two most recent fiscal years and the later interim period preceding PWC's dismissal, there were no disagreements between Registrant or MDNY and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter thereof in connection with PWC's report.

(v) During the Registrant's two most recent fiscal years and the later interim period preceding PWC's dismissal, there occurred no "reportable event" of the kind listed in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1933, as amended.

(vi) The Registrant has provided PWC with a copy of this Report and requested that PWC furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether PWC agrees with the statements made herein and, if not, stating the respects in which it does not agree. PWC's letter is filed as an exhibit to this Report.

(b) Effective November 1, 2005, the Registrant and MDNY have engaged Holtz Rubenstein Reminick LLP to be the principal accountant to audit their financial statements.

Exhibits 1. Letter from PricewaterhouseCoopers LLP dated November 1, 2005.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LONG ISLAND PHYSICIANS HOLDINGS CORPORATION

Dated: November 7, 2005          By: /s/ Concetta Pryor, Chief Financial Officer
                                     -------------------------------------------
                                        Concetta Pryor, Chief Financial Officer


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